Exhibit 10.11.13

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

TWELFTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS TWELFTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Twelfth Amendment”) is made and entered into as of February 14, 2013 (the “Effective Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”) and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.        US Airways and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of February 1, 2001, as amended by: (1) the First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001; (2) the Second Amendment to Code Share and Revenue Sharing Agreement, dated as of October 24, 2002; (3) the Third Amendment to Code Share and Revenue Sharing Agreement, dated as of January 29, 2003; (4) the Fourth Amendment to Code Share and Revenue Sharing Agreement and Release, dated as of September 5, 2003; (5) the Fifth Amendment to Code Share and Revenue Agreement, dated as of January 28, 2005; (6) the Sixth Amendment to Code Share and Revenue Sharing Agreement and Settlement Agreement, dated as of July 27, 2005; (7) the Seventh Amendment to Code Share and Revenue Sharing Agreement and Settlement, Assignment and Assumption Agreement, dated as of September 10, 2007; (8) the Eighth Amendment to Code Share Agreement and Settlement Agreement, dated as of May 12, 2008; (9) the Ninth Amendment to Code Share and Revenue Sharing Agreement, dated as of March 30, 2009; (10) the Tenth Amendment to Code Share and Revenue Sharing Agreement, dated as of November 18, 2010 (the “Tenth Amendment”); and (11) the Eleventh Amendment to Code Share and Revenue Sharing Agreement, dated as of July 1, 2012 (the “Eleventh Amendment”) (collectively, the “Code Share Agreement”).

B.        All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Twelfth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

C.        Mesa and US Airways desire to amend the Code Share Agreement to provide for the addition of 9 CRJ-900 aircraft to the Agreement and to make the other changes and agreements as set forth in this Twelfth Amendment.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Mesa agree as follows:

1.        Additional CRJ-900 New Aircraft. Section 2.2.2. of the Code Share Agreement is amended by adding the following new subsection (g) thereto:

“2.2.2 (g) Mesa will procure 9 CRJ-900 aircraft (the “New Aircraft”) and will operate such New Aircraft pursuant to the terms of the Code Share Agreement, as amended hereby. Exhibit A to this Amendment lists 35 CRJ-900 aircraft (the “Listed Aircraft”) from which Mesa may procure the New Aircraft, so long as such New Aircraft meet the minimum specifications set forth on Exhibit A; Mesa agrees that each of the New Aircraft shall be one of the Listed Aircraft.

No later than Friday, February 15, 2013, Mesa shall demonstrate to US Airways’ reasonable satisfaction that Mesa will be able to execute definitive leases for, or otherwise procure, the New Aircraft and that Mesa can deliver them in accordance with the Induction Schedule set forth in Section 3 of this Amendment (for example by providing copies of executed leases, term sheets, LOIs, or MOUs showing the delivery date and term for the New Aircraft covered by such document(s)). Documents that are conditional or that otherwise evidence a lack of firm commitment on either Mesa’s or its counterparty’s part will not constitute reasonably satisfactory evidence that Mesa can procure and deliver the New Aircraft in accordance with the Induction Schedule; further, any conditions precedent set forth in such lease, term sheet, LOI or MOU, including payment of any required deposits, approval by Mesa’s or its counterparty’s Boards of Directors, and consent lessors, lenders or other third parties, must be met in order for such documents to constitute such reasonably satisfactory evidence. Should Mesa fail to demonstrate to US Airways’ reasonable satisfaction that Mesa will procure and deliver the New Aircraft as required hereby, US Airways may, at its sole discretion, immediately terminate this Amendment by providing written notification to Mesa. If Mesa provides evidence reasonably satisfactory to US Airways of its ability to procure and deliver the New Aircraft by February 15, 2013, Mesa must subsequently demonstrate the firm and unconditional procurement of the New Aircraft by February 28, 2013 (for example by providing copies of executed definitive leases or purchase agreements covering the New Aircraft). If Mesa fails to demonstrate by February 28, 2013, US Airways may immediately terminate this Amendment by providing written notification to Mesa and Mesa will pay to US Airways a break-up fee of $[***]. US Airways may at its sole discretion grant Mesa additional days to demonstrate that it has procured the New Aircraft, but doing so will not affect US Airways’ ability to terminate this Amendment or Mesa’s obligation to pay US Airways the break-up fee upon such termination.

2.         Configuration, Branding & Livery of New Aircraft. The New Aircraft will be painted in US Airways Express livery and delivered in a single-class configuration as specified in the “Induction Schedule” set forth in Section 3 of this Amendment. US Airways and Mesa will collaborate in the management of the repainting, and redecorating process to ensure that the New Aircraft conform to US Airways‘ Express interior and exterior specifications and branding requirements, including leather seating surfaces throughout. After the New Aircraft are delivered, Mesa will reconfigure the New Aircraft to a dual-class configuration that meets US Airways’ ExpressFirst requirements, and is substantially consistent with the 38 Aircraft currently in operation under the Code Share Agreement, with such reasonable allowances approved by US Airways in order to accommodate differences in aircraft monuments, etc. Such reconfiguration shall occur in accordance with a reconfiguration schedule established by US Airways, and the parties will cooperate in the management of the reconfiguration project in order to expedite the reconfiguration while minimizing the operational impact. US Airways will reimburse Mesa the actual and reasonable costs incurred to paint, redecorate and reconfigure the New Aircraft, such costs not to exceed $[***] for each New Aircraft (provided the dual class mod kit costs do not exceed $[***] per New Aircraft — to the extent kit cost is more or less than $[***] then the $[***] would be adjusted accordingly. A list of the components and anticipated costs of the dual class mod kits is set forth as Exhibit B.). Except as provided herein, all costs required to place the New Aircraft into service under the Code Share Agreement shall be Mesa’s sole responsibility.

3.         Induction Schedule for New Aircraft.

3.1        The New Aircraft shall be delivered, painted, redecorated, have adequate pilot and crew staffing and otherwise be ready to operate in the US Airways network in accordance with the Induction Schedule set forth below.

In the event that a New Aircraft will not be ready to operate in the US Airways network on the date required by the Induction Schedule, Mesa shall immediately notify US Airways by telephone and in writing by confirmed email (“Late Delivery Notice”). New Aircraft that are not ready to operate in the US Airways network on the date required by the Induction Schedule shall be subject to the following late-delivery charges, that will accrue until such New Aircraft are inducted: $[***] per New Aircraft per aircraft day, if the Late Delivery Notice is given to US Airways more than 14 days prior to the applicable Induction Date; and $[***] per New Aircraft per aircraft day if the Late Delivery Notice is given 14 days or less prior to the applicable Induction Date. After 365 cumulative aircraft days of delay, US Airways may, at its option, elect to terminate this Amendment. Such late-delivery charges shall constitute liquidated damages and not a penalty, and each party agrees that such liquidated damages are a reasonable approximation of the actual damages but that the amount of actual damages that would result from late-delivery of the New Aircraft is difficult or impossible to calculate. Notwithstanding the foregoing, no late-delivery charges shall apply to the first 2 New Aircraft until such New Aircraft are more than 5 days late.

3.2        Notwithstanding the foregoing, performance by Mesa under this provision shall not be deemed to be in default and shall not give rise to the payment of the aforementioned late-delivery charge or any other penalties, costs, fees or expenses of any kind where delays or defaults are directly due to war, insurrection, strikes, walk-outs, riots, floods, earthquakes, fires, casualties, acts of God, governmental restrictions imposed or mandated by governmental entities after the date of this Amendment, enactment of conflicting state or federal laws or regulations, new or supplementary environmental regulations or litigation, materially adverse national or global economic conditions, or any other matter beyond the reasonable control of Mesa; provided that failure to procure the New Aircraft or the materials and/or services necessary to repaint or redecorate the New Aircraft shall not be deemed to be matters beyond Mesa’s reasonable control unless such failure is due to one of the specific events set forth above.

INDUCTION SCHEDULE

Induction Date	Expiration Date	Configuration at Induction
#1 April 1, 2013	April 1, 2021	Single Class
#2 April 1, 2013	April 1, 2021	Single Class
#3 May 1, 2013	May 1, 2021	Single Class
#4 May 1, 2013	May 1, 2021	Single Class
#5 June 1, 2013	June 1, 2021	Single Class
#6 June 1, 2013	June 1, 2021	Single Class
#7 June 1, 2013	June 1, 2021	Single Class
#8 July 1, 2013	July 1, 2021	Single Class
#9 July 1, 2013	July 1, 2021	Single Class

4.        Term. Section 8.1 of the Agreement (as previously amended) is further amended to provide that the Term of the Code Share Agreement, as it relates to the New Aircraft, shall be extended for 8 years from the scheduled induction date of each such New Aircraft such that the Code Share Agreement shall expire as to each New Aircraft on the Expiration Date set forth on the table in Section 3 of this Amendment, unless terminated earlier as provided herein.

5.        Rates. In consideration of the services provided by Mesa under the Code Share Agreement in respect of the New Aircraft, US Airways shall compensate Mesa in accordance with the rate tables set forth in Exhibit G of the Tenth Amendment with the exception that ownership for the New Aircraft will be $[***] per month per New Aircraft.

6.        Additional Outstation Maintenance Base Costs. Section 7.1.9 of the Code Share Agreement (as added by the Sixth Amendment) shall be amended to provide that costs associated with any Outstation Base added after the date of this Amendment will be a pass-through expense capped at $[***] per month.

7.        Non-Hub or Linear Flying. Section 9(d)(iii) of the Tenth Amendment shall be amended to change the words “3.8 Equivalent Aircraft” to “Equivalent Aircraft equal to 10% of the total number of Aircraft operated by Mesa under the Code Share Agreement.”

8.        RON Maintenance Base Requirements. Section 2.6.3 of the Code Share Agreement (as amended by Section 3 of the Sixth Amendment) is amended in its entirety as follows:

Mesa shall maintain maintenance bases in Phoenix and Charlotte (the “Maintenance Bases”). In addition, Mesa will provide maintenance directly or with contract vendors at certain outstations (the “Outstation Bases”). Each schedule provided by US Airways shall provide for not less than [***]% of the Fleet to remain overnight at the applicable Maintenance Bases and not less than [***]% of the Fleet in the combination of Maintenance Bases and Outstation Bases. For purposes of calculating the percentage of the fleet that remains overnight at a Maintenance Base or Outstation Base, spare Aircraft shall be treated as if they are scheduled to remain overnight in a Maintenance Base. One Aircraft shall be scheduled to remain overnight for at least 10 hours and the remainder scheduled to remain overnight for at least 8 hours. If approved by US Airways, Mesa may add Maintenance Bases and/or Outstation Bases as necessary to provide the Flight Services and Other Services at locations which meet US Airways’ maintenance base requirements and are approved by US Airways. US Airways, by providing Mesa with at least 180 days prior written notice, may require Mesa to close any Maintenance Base or Outstation Base. Upon Mesa assigning to US Airways all of its rights, title, and interest in the lease of the Maintenance Base that is closed (together with any required landlord consent) US Airways shall reimburse Mesa for all actual out-of-pocket costs and expenses incurred by Mesa in closing such Maintenance Bases.

Mesa shall not relocate any Maintenance Base or Outstation Base without prior written consent of US Airways, which consent may be withheld if the new location fails to meet US Airways’ schedule requirements. Each Maintenance Base shall be staffed and equipped to maintain a fleet of up to 35 aircraft.

9.        Pilot Training and Availability. Mesa shall ensure that it has an adequate number of pilots properly trained and meet all FAA requirements to operate the New Aircraft on or before August 1, 2013 to normally operate all 47 Aircraft covered under the Code Share Agreement. The rates set forth in Exhibit G contemplate compliance with all applicable crew rest and minimum flight hour requirements.

10.        Fuel Management. Mesa will continue to fully participate in US Airways’ fuel management programs and will work to actively manage fuel consumption and minimize overall fuel expense.

11.        Change of Control Waiver and Consent to Assignment. In conjunction with this Amendment, and provided Doug Parker is named the initial Chief Executive Officer of the successor entity resulting from a strategic transaction involving US Airways and American Airlines, Mesa agrees to waive the application of Section 8.3 of the Code Share Agreement. Accordingly, subject to the condition concerning Mr. Parker in the immediately preceding sentence, Mesa agrees that it will not attempt to terminate the Code Share Agreement if US Airways engages in a strategic transaction that results in a Change of Control as defined in Section 8.3. Further, Mesa hereby consents to the assignment of the Code Share Agreement to a successor entity resulting from any such strategic transaction. The parties hereby acknowledge and agree that such assignment shall not affect any other terms of the Code Share Agreement or impose any additional obligations on either party.

12.        Miscellaneous.

12.1        Except as set forth in this Twelfth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Twelfth Amendment.

12.2        This Twelfth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

12.3        This Twelfth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

IN WITNESS WHEREOF, the parties have duly executed this Twelfth Amendment as of the date first above written.

US AIRWAYS, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

EXHIBIT A

(List of CRJ-900s and Minimum Specifications)

Registration Number	Engine Type	Next Gen Aircraft (Y/N)	Manufacture Date	Configuration (Single or Dual)
15057	CF34-8C5		Dec-05	Single
15071	CF34-8C5		Jul-06	Single
15074	CF34-8C5		Jul-06	Single
15079	CF34-8C5		Jul-06	Single
15087	CF34-8C5		Oct-06	Single
15090	CF34-8C5		Oct-06	Single
15106	CF34-8C5		Dec-06	Single
15111	CF34-8C5		Jan-07	Single
15113	CF34-8C5		Jan-07	Single
15115	CF34-8C5		Jan-07	Single
15117	CF34-8C5		Feb-07	Single
15066	CF34-8C5		May-06	Single
15068	CF34-8C5		May-06	Single
15075	CF34-8C5		Jun-06	Single
15076	CF34-8C5		Jun-06	Single
15077	CF34-8C5		Jul-06	Single
15104	CF34-8C5		Nov-06	Single
15116	CF34-8C5		Nov-26	Single
15118	CF34-8C5		Apr-07	Single
15119	CF34-8C5		Apr-07	Single
15123	CF34-8C5		Apr-07	Single
15261	CF34-8C5 Al	Yes	Jan-11	Single
15262	CF34-8C5 Al	Yes	Jan-11	Single
15276	CF34-8C5 Al	Yes	Dec-11	Single
15233	CF34-8C5	t/b/d	Sep-10	Single
15234	CF34-8C5	t/b/d	Sep-10	Single
15239	CF34-8C5	t/b/d	Sep-10	Single
15273	CF34-8C5	t/b/d	Sep-11	Single
15274	CF34-8C5	t/b/d	Oct-11	Single
15275	CF34-8C5	t/b/d	Oct-11	Single
15063	CF34-8C5		Apr-06	Single
15064	CF34-8C5		Apr-06	Single
15065	CF34-8C5		Apr-06	Single
15124	CF34-8C5		Jul-07	Dual (9/67)
15126	CF34-8C5		Jul-07	Dual (9/67)

Minimum Specifications:

All New Aircraft must meet the following minimum specifications and be otherwise appropriate for providing Flight Services pursuant to the Code Share Agreement.

●

Configured or capable of being reconfigured to dual-class configuration in accordance with US Airways’ Express First specifications consistent with the 38 Code Share Aircraft currently being operated by Mesa, including up to 9 F-Class seats (with 38” pitch) and up to 70 Y-Class seats (with 31” pitch).

●	If inducted as single-class configuration, must have 88 Y-Class seats (with 31” pitch).
●	Two lavatories, fore and aft, appropriate for dual-class configuration.
●	Equipped with Bombardier Enhanced Performance Package (EPP)
●	Capable to meeting all CAT II requirements
●	will support all US Airways Express ACARS Program Requirements, including:
o	OOOI Times for System Management: Sends OUT, OFF, ON and IN times to the US Airways flight control system (TUL: FOS/DECS).
o	OOO1 Times for Carrier Operation: Sends 000I times to the operating carrier’s flight control system (Sabre FliteTrac), or FOS/DECS can forward times via PR-Alert.
o	FOB Monitor: Sends the amount of fuel on board with the OUT and IN message to the US Airways data repository (TUL: FOS/DECS, OASSISU).
o	FOB Management: Sends the amount of fuel on board with the OUT and IN message to the operating carrier’s flight control system (Sabre FliteTrac).
o	Pre-Departure Clearance: Supports issuing and confirming pre-departure clearance via ACARS messaging.
o	Weight & Balance: Supports issuing and confirming weight and balance via ACARS messaging.
o	Takeoff and Landing Performance: Supports uplink and downlink messaging for Takeoff Performance and Landing Performance transactions.
o	Dynamic Cost Indexing: Supports pre-departure and airborne messaging of flight plan adjustments for trade-offs between accelerated fuel burn and delay cost.
o	Required/Requested Time of Arrival (RTA): Supports airborne messaging of flight plan adjustments for RTA messages (e.g. Attila Exchange Managed Arrival System).
o	In-Range Call with Gate Status Reply: Supports sending an In-Range message in a format that will trigger a Gate Status uplink reply from FOS/DECS.
o	Free Text for Station Ops (In-Range): Supports sending free text messages such as in-range special requests, to the operations staff at the destination airport.
o	Free Text for Dispatch: Supports sending free text messages from pilots to the operating carrier’s dispatch center and from the dispatch center to the pilots.
o	Free Text for Maintenance: Supports sending free text messages to the Maintenance staff at the next maintenance station and to Maintenance Control.
o	Engine Condition Monitor: Sends engine monitoring messages to the operating carrier’s engineering department or to the operating carrier’s engine vendor or to both.
o	Data Repository: Archives all ACARS messages for analysis and ad hoc reporting
o	OOOI Times for Reporting: The ACARS system shall send 000I times to the US Airways data repositories (TUL: FOS/DECS, OASSISU and PHX: FOE DB).

o	Single Engine Taxi/APU Usage Monitor: The ACARS system shall send start/stop data for engines and APU to the US Airways data repositories (OASSISU and FOE DB).
o	Ground Power Availability: Where supported, the ACARS system shall send ground power connect/disconnect data to the US Airways data repositories (OASSISU and FOE DB).

EXHIBIT B

US Airways/Mesa CRJ900 PO Matrix

PO Line	Kit Part Number	Reference	Description	Qty per ship set	UOM	Program Price	Extended Price
1	E832001-101		Overhead Bin Installation	1	Ea	[***]	[***]
3	E832005-101		Interior Electrical Mod Kit	1	Ea	[***]	[***]
5	E833001-101		Class Divider Installation	1	Ea	[***]	[***]
6	E834001-101		Ceiling Panel Installation	1	Ea	[***]	[***]
8	E835001-101		PSU panel Installation	1	Ea	[***]	[***]
9	E177004-1	E837001-101; Floor Carpet Instl	Filler Strip	2	Ea	[***]	[***]
10	E177004-11	E837001-101; Floor Carpet Instl	Filler Strip	1	Ea	[***]	[***]
11	E177004-15	E837001-101; Floor Carpet Instl	Filler Strip	1	Ea	[***]	[***]
12	E177004-17	E837001-101; Floor Carpet Instl	Filler Strip	1	Ea	[***]	[***]
13	E831501-101		Placard Installation	1	Ea	[***]	[***]
14	E838001-101		FWD Lavatory Modification	1	Ea	[***]	[***]
15	E839001-101		FWD Underbin W/D Modification	1	Ea	[***]	[***]
16	E831200-101		Floor Panel Installation	1	Ea	[***]	[***]
17	41653001-111-AD		Seat Assy, Single Business Class	3	Ea	[***]	[***]
18	41652001-111-AD		Seat Assy, Double Business Class	3	Ea	[***]	[***]

						Total	[***]